UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 29, 2007

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         1-15062                         13-4099534
 ------------------                   -------                         ----------
(State or Other Jurisdiction   (Commission File Number)            (IRS Employer
   of Incorporation)                                         Identification No.)

                One Time Warner Center, New York, New York 10019
               (Address of Principal Executive Offices)(Zip Code)

                                  212-484-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


         On March 29, 2007, Edward J. Zander notified the Board of Directors of Time Warner Inc. ("Time Warner") of his decision not to stand for re-election to the Board of Directors at Time Warner's annual meeting of stockholders in 2007, in light of the increased challenges facing Motorola, Inc. and the additional time commitments associated with his position at that company. Mr. Zander will continue to serve as a director of Time Warner until the 2007 annual meeting of stockholders, which is scheduled to be held on May 18, 2007.








































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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TIME WARNER INC.


                                        By:  /s/ Wayne H. Pace
                                            ______________________________
                                             Name:  Wayne H. Pace
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


  Date:  March 30, 2007






























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